                                                                    EXHIBIT 99.1

FOR IMMEDIATE RELEASE

COMPANY CONTACT:
Jennifer Carberry
NYFIX, Inc.
(203) 425-8000 or
info@nyfix.com
WWW.NYFIX.COM

    NYFIX REPORTS 2004 FIRST QUARTER FINANCIAL RESULTS, RESTATEMENT OF PRIOR
                     FINANCIAL STATEMENTS AND OTHER MATTERS

STAMFORD, CT, MAY 17, 2004: NYFIX, INC. (NASDAQ:  NYFXE), a leader in technology solutions for the financial  marketplace,  today announced its financial results for the first quarter ended March 31, 2004, the  restatement of prior  financial statements and other matters as described below.

FIRST QUARTER RESULTS
Revenue  for the first  quarter  of 2004 was  $17.1  million,  up 4% from  $16.5 million for the fourth  quarter of 2003 and slightly down from $17.3 million for the first  quarter of 2003.  The  increase  from the fourth  quarter of 2003 was primarily  attributable to an increase in the Company's  transaction  revenue to
$3.4 million in first quarter 2004, which was up 13% from $3.0 million in fourth quarter  2003.  The net loss was $1.1 million  ($0.03 per common  share) for the first  quarter  of 2004 as  compared  to a net loss of $2.3  million  ($0.07 per common share) for the fourth quarter of 2004 and breakeven for the first quarter of 2003.

Cash, cash  equivalents and short-term  investments  were $24.2 million at March
31, 2004 as compared to $24.5 million at December 31, 2003.  Accounts receivable was $11.5 million at March 31, 2004 as compared to $10.4 million at December 31,
2003.  Cash  provided by  operating  activities  was $1.9  million for the first quarter of 2004 as compared to $1.0 million in the first  quarter of 2003 and as compared to $10.4 million in fourth quarter 2003.

BUSINESS UPDATE
The Company's  backlog and the number of new network and transaction  agreements increased  during the first  quarter of 2004.  While the changes of the last few years in the financial markets have impacted  performance and caused the Company to heavily invest in re-positioning  itself for the future, the Company believes it is positioned for success with its major  initiatives  relating to integrated brokerage  solutions and its domestic and international  network and transaction initiatives.

While the Company  entered into 16 new  agreements  in the  sell-side  brokerage sector during the first  quarter of 2004,  it believes  that it will  experience more aggressive growth from its strategy in the buy-side  institutional  market.
The  Company  said that in the last  1-1/2  years it had signed in excess of 115 buy-side institutions to connect to the NYFIX Network.  During the first quarter of  2004  alone,  NYFIX  Network  signings  continued  to  grow  by 15,  with an additional  number of contracts in review with the legal departments of buy-side institutions at the beginning of second quarter.

"While we feel we are quickly emerging as a high performance connectivity leader in our market,  the  prospect  of a number of new and  advanced  technology  and transaction service products is an integral part of signing up this large number of  customers  in a  relatively  short  period of time.  Our  dialogue  with the
buy-side   institutional  sector  is  strong  in  the  area  of  opportunity  to electronically  impact the market  structure and the trading  process within the financial  distribution  chain.  We are in the process of releasing many new and different  products and services  that we feel will give us the  opportunity  to restore  overall  revenue and profit  growth for NYFIX",  said Peter K.  Hansen,
Chairman and CEO.

The  Company  has several  cost  saving  opportunities  and a plan to support an increase in revenues in new growth areas through  leveraging  and  transitioning existing resources.

RESTATEMENT OF FINANCIAL STATEMENTS
As a part of its ongoing  discussions  with the SEC, the Company  submitted  its response  to the  SEC on May 6,  2004  and  believes  that it has  resolved  all accounting issues relating to its investment in and acquisition of an additional interest in NYFIX Millennium, L.L.C. ("NYFIX Millennium"). The Company indicated
in its response that it would restate its financial  statements  with respect to its (i) 1999 and 2001  investments in NYFIX  Millennium;  (ii) the cash received from NYFIX  Millennium's  other  members;  and (iii) the value of the  Company's common  stock  issued to the other  members  to  receive  options  to acquire an additional 30% of NYFIX Millennium.

The net  effect of the  adjustments  made to  restate  the  Company's  financial statements with respect to the accounting described above was for the Company to reduce its total assets and stockholders' equity by $14.2 million.

The total asset  reduction  was  comprised of i) a decrease in goodwill of $20.9 million  for its  acquisition  of NYFIX  Millennium  from $27.8  million to $6.9 million;  and ii) an increase in deferred tax assets of $6.7 million for the tax benefit  of the 1999  charge  to  operations  of $16.4  million  related  to the purchase of the option from the seven  initial  partners.  The  Company's  total assets as of March 31, 2004 were $176.7 million.

The  stockholders'  equity  reduction  was comprised of the net effect of: i) an increase in accumulated deficit of $31.7 million, which included the recognition of  additional  NYFIX  Millennium  operating  losses from 1999 through the first quarter of 2002 of $22  million and the 1999  charge to  operations  referred to above of $9.7  million,  net of tax benefit;  and ii) an increase in  additional paid-in capital of $17.5 million,  which represents the additional fair value of the  Company's  common stock issued for the option in 1999 of $17.1  million and the  additional  fair value of the  Company's  common stock issued for a similar option in 2001 from four new members of NYFIX  Millennium of $0.4  million.  The
Company's stockholders' equity as of March 31, 2004 was $131.6 million.

The restatement has no effect on the Company's current cash position, operations or investment strategy.

The Company expects to file next week (i) Amendment No. 1 on Form 10-K/A for the year ended  December  31,  2002,  (ii)  Amendment  No. 1 on Form  10-Q/A for the
quarters ended March 31, 2003,  June 30, 2003 and September 30, 2003, to reflect the restatement of the 2002, 2001 and 2000  consolidated  financial  statements, selected  financial data for 2002,  2001, 2000 and 1999 and unaudited  quarterly information  for the first  quarter of 2002,  each quarter of 2001 and the first three quarters of 2003 based on the accounting for its 1999 and 2001 investments in and 2002  acquisition  of an  additional  interest in NYFIX  Millennium.  The
Company expects to also file next week its Form 10-K for the year ended December
31,  2003 and its Form 10-Q for the  quarter  ended  March 31,  2004,  which was originally due May 10, 2004 and  subsequently due May 17, 2004 after the Company filed for an extension.

NASDAQ APPEAL STATUS
On April 1, 2004,  Nasdaq  notified  the  Company  that the  Company  was not in compliance with Nasdaq's listing requirements because the Company had not timely filed its Annual Report on Form 10-K for the year ended December 31, 2003. At an
April 29, 2004  hearing,  the Company  requested an extension to May 30, 2004 to meet the Nasdaq  listing  requirements  by filing  its 2003 Form 10-K.  NYFIX is awaiting a decision from the Nasdaq Listings  Qualification  Panel regarding the
Company's request. Once the Company's 2003 Form 10-K and first quarter 2004 10-Q are filed, the Company will be in compliance with its SEC reporting obligations, at which time the Company will request that Nasdaq dismiss the pending delisting action  against  the  Company and permit the  Company's  common  stock to resume trading on the Nasdaq National Market System under the symbol NYFX.

GUIDANCE
The Company expects revenue for the second quarter of 2004 to be in the range of
$17.5 million to $19.0  million.  With respect to second quarter  earnings,  the
Company is  consolidating  all its New York  operations  at its 100 Wall  Street office and entered into an agreement to lease additional space at that location.
In  connection  with this  agreement,  the Company  expects to cease use, in the second  quarter  2004,  of two floors of space at 44 Wall Street.  As such,  the
Company expects to record a one-time  charge to operating  expense of up to $3.0 million ($1.8 million after taxes,  or $0.06 per common  share),  which includes the  remaining  rent  payments,  net of estimated  sub-lease  income,  and other write-offs,  including  unamortized leasehold  improvements.  Going forward, the
Company will maintain one office on Wall Street  comprising  35,800 square feet,

which is a 23% reduction from the 46,500 it is currently leasing, with a similar reduction in recurring lease costs.  Including the aforementioned  loss of $0.06 per common share, second quarter earnings per common share are expected to be in the range of a net loss of $0.07 to $0.09.

The Company  expects revenue for the third quarter of 2004 to be in the range of
$19.0  million to $22.0  million.  Third  quarter  earnings per common share are expected to be in the range of a net loss of $0.01 to net income of $0.03.

FIRST QUARTER 2004 CONFERENCE CALL ON THE WEB

In  conjunction  with the above release of first  quarter 2004 results,  you are invited to listen to the Company's  conference  call that will be broadcast live over the Internet on Wednesday,  May 19th, 2004 at 12 noon eastern time with the
Company's senior management.

      What:    NYFIX, Inc. 2004 First Quarter Conference Call

      When:    Wednesday, May 19, 2004 at 12 noon

      Where:   HTTP://WWW.FIRSTCALLEVENTS.COM/SERVICE/AJWZ405990939GF12.HTML  or
               the call can be accessed via the NYFIX Website at WWW.NYFIX.COM.
               The link is  located  under  "About  NYFIX,  Investor  Relations,
               Investor Events Calendar."

      How:     Live over the Internet - Simply log on to the web at the  address above

If you are  unable to  participate  during  the live  webcast,  the call will be archived  on the  NYFIX web site  WWW.NYFIX.COM.  To access  the  replay,  visit
WWW.NYFIX.COM.

(Minimum Requirements to listen to broadcast: The Windows Media Player software, downloadable  free  from  HTTP://WWW.MICROSOFT.COM/WINDOWS/WINDOWSMEDIA/EN/
DEFAULT.ASP  and  at  least  a  28.8Kbps  connection  to  the  Internet.  If you
experience   problems   listening   to  the   broadcast,   send  an   email   to
ISPRODUCERS@PRNEWSWIRE.COM).

Interested   parties  may  also  subscribe  to  NYFIX's  email  alerts  service.
Recipients  can select  what  information  they would like to receive  via email
including  SEC  Filings,   Financial  Reports,  Investor  Events  and  News.  To
subscribe,                              please                             visit
HTTP://PHX.CORPORATE-IR.NET/PHOENIX.ZHTML?C=99977&P=IROL-ALERTS.

ABOUT NYFIX, INC.

NYFIX,  INC.  is an  established  provider  to the  domestic  and  international financial  markets  of  trading  workstations,  middle-office  trade  automation technologies and trade communication  technologies.  Our NYFIX Network is one of the industry's  largest networks,  connecting  broker-dealers,  institutions and exchanges.  In addition to our headquarters in Stamford, we have offices on Wall
Street in New York City, in London's Financial District,  in Chicago, and in San
Francisco.  We operate three data centers in the northeastern  United States and are establishing  additional data center hubs in London and Amsterdam.  For more information, please visit www.nyfix.com and www.javtech.com.

THIS  PRESS  RELEASE  CONTAINS  CERTAIN  FORWARD-LOOKING  STATEMENTS  WITHIN THE
MEANING OF SECTION 27A OF THE  SECURITIES  ACT OF 1933, AS AMENDED,  AND SECTION
21E OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, WHICH ARE INTENDED TO BE
COVERED BY THE SAFE HARBORS  CREATED  THEREBY.  INVESTORS ARE CAUTIONED THAT ALL
FORWARD-LOOKING  STATEMENTS  INVOLVE RISKS AND  UNCERTAINTY,  INCLUDING  WITHOUT
LIMITATION,  THE  ABILITY OF THE  COMPANY TO MARKET AND  DEVELOP  ITS  PRODUCTS.
ALTHOUGH   THE   COMPANY   BELIEVES   THAT  THE   ASSUMPTIONS   UNDERLYING   THE
FORWARD-LOOKING   STATEMENTS  CONTAINED  HEREIN  ARE  REASONABLE,   ANY  OF  THE
ASSUMPTIONS COULD BE INACCURATE,  AND THEREFORE,  THERE CAN BE NO ASSURANCE THAT
THE  FORWARD-LOOKING  STATEMENTS INCLUDED IN THIS PRESS RELEASE WILL PROVE TO BE
ACCURATE.   IN  LIGHT  OF  THE   SIGNIFICANT   UNCERTAINTIES   INHERENT  IN  THE
FORWARD-LOOKING  STATEMENTS  INCLUDED HEREIN,  THE INCLUSION OF SUCH INFORMATION
SHOULD NOT BE REGARDED AS A  REPRESENTATION  BY THE COMPANY OR ANY OTHER  PERSON
THAT THE OBJECTIVES AND PLANS OF THE COMPANY WILL BE ACHIEVED.

                                                  NYFIX, Inc.
                                          Consolidated Balance Sheets
                               (in thousands, except share and per share amounts)

                                                                        March 31,  December 31,
                                                                           2004        2003
                                                                        ---------    ---------
ASSETS
Current assets:
  Cash and cash equivalents                                             $  18,021    $  21,006
  Short-term investments                                                    6,175        3,448
  Accounts receivable, net                                                 11,531       10,371
  Brokerage receivables                                                    25,124        1,945
  Deferred income taxes                                                       976          976
  Prepaid expenses and other                                                5,010        3,929
                                                                        ---------    ---------
      Total current assets                                                 66,837       41,675

Property and equipment, net                                                16,113       16,592
Goodwill                                                                   57,927       55,966
Acquired intangible assets, net                                            10,612       10,235
Investments in unconsolidated affiliates                                        -        3,088
Notes receivable and other amounts due from unconsolidated affiliates           -          814
Deferred income taxes                                                      16,424       16,424
Other assets, net                                                           8,835        7,378
                                                                        ---------    ---------
      Total assets                                                      $ 176,748    $ 152,172
                                                                        =========    =========

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Accounts payable                                                      $   8,274    $   6,664
  Accrued expenses                                                          4,713        4,807
  Brokerage payables                                                       25,302        1,700
  Current portion of capital lease obligations                                441          531
  Current portion of long-term debt and other liabilities                   1,919        1,894
  Deferred revenue                                                          2,869        2,732
                                                                        ---------    ---------
      Total current liabilities                                            43,518       18,328
Long-term portion of capital lease obligations                                 25          135
Long-term debt and other liabilities                                        1,612        1,137
                                                                        ---------    ---------
      Total liabilities                                                    45,155       19,600
                                                                        ---------    ---------

Stockholders' equity:
  Preferred stock                                                               -            -
  Common stock                                                                 33           33
  Additional paid-in capital                                              182,962      182,863
  Accumulated deficit                                                     (31,847)     (30,770)
  Treasury stock                                                          (19,480)     (19,480)
  Notes receivable issued for common stock                                    (75)         (74)
                                                                        ---------    ---------
      Total stockholders' equity                                          131,593      132,572
                                                                        ---------    ---------
      Total liabilities and stockholders' equity                        $ 176,748    $ 152,172
                                                                        =========    =========

                                   NYFIX, Inc.
                      Consolidated Statements of Operations
                    (in thousands, except per share amounts)

                                                       Three Months Ended
                                                             March 31,
                                                    -------------------------
                                                       2004            2003
                                                     --------        --------

Revenue:
  Subscription                                       $  9,305        $  8,547
  Sale                                                  1,988           2,655
  Service contract                                      2,480           2,472
  Transaction                                           3,363           3,609
                                                     --------        --------
      Total revenue                                    17,136          17,283
                                                     --------        --------

Cost of Revenue:
  Subscription                                          5,675           4,573
  Sale                                                    817             779
  Service contract                                        917             669
  Transaction                                           2,079           2,236
                                                     --------        --------
      Total cost of revenue                             9,488           8,257
                                                     --------        --------

Gross Profit:
  Subscription                                          3,630           3,974
  Sale                                                  1,171           1,876
  Service contract                                      1,563           1,803
  Transaction                                           1,284           1,373
                                                     --------        --------
      Total gross profit                                7,648           9,026
                                                     --------        --------

Operating Expense:
  Selling, general and administrativ                    8,523           7,835
  Research and development                                313             177
  Depreciation and amortization                           541             664
                                                     --------        --------
      Total operating expense                           9,377           8,676
                                                     --------        --------
(Loss) income from operations                          (1,729)            350

Interest expense                                          (74)            (31)
Investment income                                          46             106
Equity in loss of unconsolidated affiliates               (74)           (362)
                                                     --------        --------
(Loss) income before income tax benefit                (1,831)             63
Income tax benefit                                       (754)            (13)
                                                     --------        --------
Net (loss) income                                    $ (1,077)       $     76
                                                     ========        ========

Basic (loss) income per common share                 $  (0.03)       $   0.00
                                                     ========        ========
Basic weighted average common shares outstanding       31,873          31,131
                                                     ========        ========
Diluted (loss) income per common share               $  (0.03)       $   0.00
                                                     ========        ========
Diluted weighted average common shares outstanding     31,873          31,936
                                                     ========        ========